Exhibit 99.1

Freeport-McMoRan Completes

Sale of $1.5 Billion of Senior Notes

PHOENIX, AZ, July 27, 2020 — Freeport-McMoRan Inc. (NYSE: FCX) announced today that it has completed the sale of $650 million aggregate principal amount of its 4.375% Senior Notes due 2028 and $850 million aggregate principal amount of its 4.625% Senior Notes due 2030. FCX intends to use the net proceeds from the offering to fund its previously announced cash tender offers for up to $1.5 billion aggregate purchase price of its 3.55% Senior Notes due 2022, 3.875% Senior Notes due 2023 and 4.55% Senior Notes due 2024, and the payment of accrued and unpaid interest, premiums, fees and expenses in connection therewith. Any net proceeds not used for the tender offers will be used for general corporate purposes, which may include repurchases or redemptions of FCX’s notes. These transactions will enable FCX to extend the maturities of certain of its outstanding indebtedness.

J.P. Morgan Securities LLC, BofA Securities, BNP Paribas Securities Corp., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., Mizuho Securities USA LLC, SMBC Nikko Securities America, Inc., BMO Capital Markets Corp., MUFG Securities Americas Inc. and Scotia Capital (USA) Inc. were the joint book-running managers for the offering, with J.P. Morgan Securities LLC serving as the lead left book-running manager.

This press release is for informational purposes only and does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful.

FCX is a leading international mining company with headquarters in Phoenix, Arizona. FCX operates large, long-lived, geographically diverse assets with significant proven and probable reserves of copper, gold and molybdenum. FCX is one of the world’s largest publicly traded copper producers.

FCX’s portfolio of assets includes the Grasberg minerals district in Indonesia, one of the world’s largest copper and gold deposits; and significant mining operations in North America and South America, including the large-scale Morenci minerals district in Arizona and the Cerro Verde operation in Peru.

Cautionary Statement Regarding Forward-Looking Statements: This press release contains forward-looking statements, which are all statements other than statements of historical facts, such as plans, projections or expectations related to the tender offers and the senior notes offering, including the use of proceeds therefrom. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” future” and any similar expressions are intended to identify those assertions as forward-looking statements. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, FCX’s ability to consummate the tender offers; corporate developments that could preclude, impair or delay the aforementioned transactions due to restrictions under the federal securities laws; changes in the credit ratings of FCX; changes in FCX’s cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry conditions; the duration and scope of and uncertainties associated with the COVID-19 pandemic, and the impact thereof on commodity prices, FCX’s business and the global economy and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, each filed with the SEC, as updated by FCX’s subsequent filings with the SEC.

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Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

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